Principal Funds, Inc.
Supplement dated June 20, 2023
to the Prospectus and Statement of Additional Information
both dated December 31, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR SMALL-MIDCAP GROWTH FUND

LIQUIDATION NOTICE:  On June 14, 2023, the Principal Funds, Inc. Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer be available for purchase to new investors effective as of the close of the New York Stock Exchange on July 28, 2023. Pursuant to the Plan, the Fund will liquidate on or about August 25, 2023 (the “Liquidation Date”). On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies.
On the Liquidation Date, delete references to the Fund from the Prospectus.

CHOOSING A SHARE CLASS AND THE COST OF INVESTING
Effective September 1, 2023, under the Ongoing Fees section, delete the fourth bullet point and replace with the following:
•Transfer Agent Fee (all Classes except Class S) — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Registrant under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Classes A, C, Institutional, and R-6 shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-3, R-4, and R-5 shares.

The changes described below are being made to the Statement of Additional Information.
On June 14, 2023, the Principal Funds, Inc. Board approved the liquidation of the Small-MidCap Growth Fund. Following the close of business on or about August 25, 2023, delete references to this Fund from the Statement of Additional Information.

MULTIPLE CLASS STRUCTURE
Effective September 1, 2023, delete the Transfer Agency Agreement (Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S) section and replace with the following:
Transfer Agency Agreement (Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (711 High Street, Des Moines, IA 50392), an affiliate of PGI, to act as transfer and shareholder servicing agent for the Classes A, C, J, Institutional, R-1, R-3, R-4, R-5, R-6, and S.
•For Classes A, C, and R-6, and Institutional Class shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services.
•For Class J shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.
The Registrant pays PSS for the following services for Classes A, C, J, and R-6, and Institutional Class shares:
•issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
•preparation and distribution of dividend and capital gain payments to shareholders;
•delivery, redemption, and repurchase of shares, and remittances to shareholders;
•the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses, and tax information;
•communication with shareholders concerning the above items; and
•use of its best efforts to qualify the capital stock of the Funds for sale in states and jurisdictions as directed by the Funds.

The Registrant does not pay for these services for Classes R-1, R-3, R-4, and R-5 shares. PSS will pay operating expenses attributable to Classes R-1, R-3, R-4, and R-5 shares related to (a) the cost of meetings of shareholders and (b) the costs of initial and ongoing qualification of the capital stock of the Funds for sale in states and jurisdictions.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Laura B. Latham, Deanna Y. Pellack, Adam U. Shaikh, John L. Sullivan, and Clint Woods, and add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
George Djurasovic 711 High Street Des Moines, IA 50392 1971	General Counsel (since 2023)
Vice President/General Counsel PAM, PGI (since 2022)
Vice President/General Counsel PAM, PFGI (since 2022)
Vice President/General Counsel PAM, PFSI (since 2022)
Vice President/General Counsel PAM, PLIC (since 2022)
Global Chief Compliance Officer, Artisan Partners Limited Partnership (2013-2022)

Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2018-2023)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2022-2023)	Counsel, PLIC (since 2022) Vice President, The Northern Trust Company (2019-2022) Second Vice President, The Northern Trust Company (2014-2019)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Assistant General Counsel, PGI (since 2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Counsel and Assistant Secretary (since 2023) Assistant Counsel and Assistant Secretary (2019-2023)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice

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